---------
                               The BlackRock
                                   ---------
                               2001 Term Trust Inc.
                               =================================================
                               Consolidated
                               Semi-Annual Report
                               December 31, 1998

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                CONSOLIDATED SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1999

Dear Shareholders:

      Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced generally positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain an easing bias.

      Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

      This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.

Sincerely,


/s/ Laurence D. Fink                    /s/ Ralph L. Schlosstein

Laurence D. Fink                        Ralph L. Schlosstein
Chairman                                President

                                                                January 31, 1999

Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock 2001 Term Trust Inc. ("the Trust") for the six months ended December 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BLK". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about June 30, 2001 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                           ----------------------------------------------------------------
                              12/31/98     6/30/98         Change      High           Low
-------------------------------------------------------------------------------------------
Stock Price                    $  9.00     $8.8125          2.13%     $9.0625       $8.7500
-------------------------------------------------------------------------------------------
Net Asset Value (NAV)          $  9.61     $  9.51          1.05%     $  9.73       $  9.51
-------------------------------------------------------------------------------------------
5-Year U.S. Treasury Note         4.54%       5.47%       (17.00%)       5.47%         3.97%
-------------------------------------------------------------------------------------------

The Fixed Income Markets

      After a bullish first half of the year, the second half of 1998 witnessed virtually unparalleled market turbulence. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and overseas weakness, especially in Asia, drove prices for U.S. goods higher relative to foreign goods.

      Toward year-end, U.S. GDP growth rebounded; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Corporate yield spreads across all credits to Treasuries widened dramatically as a result of the sell-off. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

      The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter of 1998, the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

      These rate cuts seem to have had their desired effect on the US economy--which finished the year with a 3.5% growth rate. Growth in 1999, however, may decrease significantly and further easing of interest rates by the Federal Reserve is possible as the Western economies will need to provide support for the global economy. With economic growth and labor markets expected to soften during the first half of 1999 we expect inflation to remain under control.

      The global instability which resulted in a flight-to-quality to US Treasuries caused mortgages to severely underperform Treasuries. However, as these markets have regained some stability, investors have begun to regain confidence in the international markets. Consequently, we believe that current spreads in the corporate, and mortgage markets will provide the basis for outperforming Treasuries.

The Trust's Portfolio and Investment Strategy

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and June 30, 1998 asset composition.

-------------------------------------------------------------------------------------
                          The BlackRock 2001 Term Trust Inc.
-------------------------------------------------------------------------------------
Composition                                     December 31, 1998       June 30, 1998
-------------------------------------------------------------------------------------
U.S. Treasury Securities                                 22%                  16%
-------------------------------------------------------------------------------------
Corporate Bonds                                          18%                  19%
-------------------------------------------------------------------------------------
Mortgage Pass-Throughs                                   13%                   8%
-------------------------------------------------------------------------------------
Taxable Zero Coupon Bonds                                11%                  17%
-------------------------------------------------------------------------------------
Asset-Backed Securities                                   7%                   9%
-------------------------------------------------------------------------------------
Money Market Instruments                                  6%                   7%
-------------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                     6%                   5%
-------------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs              5%                   8%
-------------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities                 4%                   6%
-------------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities                  3%                   2%
-------------------------------------------------------------------------------------
Municipal Bonds                                           2%                   2%
-------------------------------------------------------------------------------------
Interest-Only Commercial Mortgage-Backed Securities       2%                  --
-------------------------------------------------------------------------------------
Adjustable Rate Mortgages                                 1%                   1%
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                                        Rating % of Corporates
-------------------------------------------------------------------------------------
Credit Rating                                   December 31, 1998       June 30, 1998
-------------------------------------------------------------------------------------
AAA or equivalent                                         1%                   2%
-------------------------------------------------------------------------------------
AA or equivalent                                         24%                  14%
-------------------------------------------------------------------------------------
A or equivalent                                          42%                  62%
-------------------------------------------------------------------------------------
BBB or equivalent                                        28%                  22%
-------------------------------------------------------------------------------------
N/R                                                       5%                  --
-------------------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offered both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of June 30, 2001. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock 2001 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report. You can also reach us via e-mail at closedend_funds@blackrock.com

Sincerely,


/s/ Robert S. Kapito                        /s/ Michael P. Lustig

Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                       The BlackRock 2001 Term Trust Inc.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                      BLK
--------------------------------------------------------------------------------
Initial Offering Date:                                             July 23, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/98:                                   $  9.00
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/98:                                       $  9.61
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/98 ($9.00)(1):                  4.44%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share(2):                            $0.0333
--------------------------------------------------------------------------------
Current Annualized Distribution per Share(2):                         $  0.40
--------------------------------------------------------------------------------

----------
(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)   Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Consolidated Portfolio of Investments
December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

=======================================================================================================
           Principal
            Amount                                                                            Value
Rating*      (000)                  Description                                             (Note 1))
=======================--------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS -- 126.1%
                        Mortgage Pass-Throughs -- 18.5%
                        Federal Home Loan Mortgage Corp.,
        $    1,797         6.50%, 10/01/25 - 09/01/28...........................         $    1,809,979
               453         7.50%, 07/01/13 - 11/01/23...........................                465,148
             7,926         8.144%, 12/01/01,
                              7 Year, Multifamily...............................              7,916,045
             8,221         8.50%, 06/01/11 - 09/01/24...........................              8,592,057
             9,856         8.60%, 05/01/02,
                              7 Year, Multifamily...............................             10,231,487
             5,940      Federal Housing Administration,
                           Massachusetts St. Housing
                           Finance Agency, Series A,
                           6.85%, 10/01/20......................................              6,206,825
                        Federal National Mortgage
                           Association,
             4,934         6.125%, 11/25/03, Multifamily........................              4,969,784
           140,000         6.50%, (TBA).........................................            140,918,750
            20,672++       7.00%, 12/01/99-11/01/28.............................             21,086,366
             5,977         7.50%, 09/01/07 - 07/01/23...........................              6,154,908
            10,269         7.695%, 05/01/01,
                              7 Year, Multifamily...............................             10,408,269
            11,155         7.79%, 02/01/01,
                              7 Year, Multifamily...............................             11,302,533
             3,741         8.00%, 03/01/01,
                              7 Year, Multifamily...............................              3,796,024
             3,666         8.49%, 04/01/01,
                              7 Year, Multifamily...............................              3,726,177
             5,065         8.50%, 06/01/06 - 09/01/09,
                              15 Year, Multifamily..............................              5,280,614
             2,412         8.69%, 04/01/01,
                              7 Year, Multifamily...............................              2,478,892
                        Government National
                           Mortgage Association,
             6,170         8.00%, 01/15/23 - 06/15/24...........................              6,413,419
                                                                                         --------------
                                                                                            251,757,277
                                                                                         --------------
                        Multiple Class Mortgage
                           Pass-Throughs -- 8.0%
AAA            291      Collateralized Mortgage
                           Securities Corp.,
                           Series F, Class F-4A,
                           11/01/15 ............................................                303,696
                        Federal Home Loan Mortgage
                           Corp., Multiclass
                           Mortgage Participation
                           Certificates,
             1,581      Series G-29, Class G-29-IA,
                           06/25/20 (I).........................................                150,885
            12,107      Series G-30, Class G-30-J,
                           02/25/23 (I).........................................              1,781,609
            10,034      Series G-32, Class G-32-PT,
                           02/25/19 (I).........................................                986,323
             2,492      Series G-32, Class G-32-TT,
                           02/25/19 (I).........................................                195,361
            16,677      Series 1261, Class 1261-H,
                           08/15/19 ............................................             16,711,324
             1,045      Series 1360, Class 1360-PT,
                           12/15/17 (ARM).......................................              1,046,097
               475      Series 1563, Class 1563-SB,
                           08/15/08 (ARM).......................................                474,973
             1,268      Series 1606, Class 1606-SB,
                           11/15/08 (ARM).......................................              1,307,123
               195      Series 1663, Class 1663-A,
                           07/15/23 (ARM).......................................                196,570
             4,579      Series 1671, Class 1671-KD,
                           02/15/24 (ARM) ......................................              4,597,481
               657      Series 1686, Class 1686-PK,
                           04/15/23 ............................................                649,492
            41,274      Series 1954, Class 1954-MD,
                           03/15/16 (I).........................................              4,410,544
             5,071      Series 1970, Class 1970-PN,
                           06/15/15 (I).........................................                193,969
                        Federal National Mortgage
                           Association, REMIC
                           Pass-Through Certificates,
             2,088      Trust 269, Class 269-1,
                           08/01/22 . . . . . . . . . . . . . . . . ............              2,197,847
             7,291      Trust 1990-144, Class 144-W,
                           12/25/20.............................................              7,639,493
            15,000      Trust 1992-43, Class 43-E,
                           04/25/22.............................................             15,581,700
             1,519      Trust 1992-122, Class 122-PJ,
                           06/25/19.............................................              1,515,822
             1,500      Trust 1993-G17, Class 17-SH,
                           04/25/23 (ARM).......................................              1,401,810
             3,207      Trust 1993-68, Class 68-PJ,
                           11/25/06 (I).........................................                205,543
             2,050      Trust 1993-71, Class 71-PG,
                           07/25/07.............................................              2,069,372
               480      Trust 1993-99, Class 99-SB,
                           07/25/23 (ARM).......................................                481,234
               354      Trust 1993-117, Class 117-S,
                           07/25/08 (ARM).......................................                341,810
             6,104      Trust 1993-141, Class 141-PW,
                           06/25/18 (I).........................................                429,230
             4,217      Trust 1993-178, Class 178-SC,
                           09/25/23 (ARM).......................................              4,322,823
             3,216      Trust 1993-196, Class 196-SM,
                           10/25/08 (ARM).......................................              2,991,629
             3,038      Trust 1993-214, Class 214-SO,
                           12/25/08 (ARM).......................................              3,007,713

                 See Notes to Consolidated Financial Statements.

=======================================================================================================
           Principal
            Amount                                                                            Value
Rating*      (000)                  Description                                             (Note 1))
=======================--------------------------------------------------------------------------------
                        Multiple Class Mortgage
                        Pass-Throughs
                        Federal National Mortgage
                           Association, REMIC
                           Pass-Through Certificates, (cont'd)
        $    1,150      Trust 1994-42, Class 42-SM,
                           01/25/24 (ARM).......................................         $    1,154,957
             6,777      Trust 1994-54, Class 54-B,
                           11/25/23 (P).........................................              6,397,668
             9,351      Trust 1996-T6, Class T6-C,
                           02/26/01.............................................              9,368,060
             2,329      Trust 1996-T6, Class T6-D,
                           02/26/01.............................................              2,346,555
            23,700      Trust 1997-50, Class 50-HK,
                           08/25/27 (I).........................................              7,311,692
             3,838      Trust 1998-38, Class 38-S,
                           01/08/12 (P).........................................              4,064,205
            26,750      Trust 1998-48, Class 48-J,
                           11/25/27 (I).........................................              3,092,988
             5,859      Government National Mortgage
                           Association, REMIC,
                           Trust 1994-1, Class 1-PL,
                           06/16/24 (I).........................................                978,957
                                                                                         --------------
                                                                                            109,906,555
                                                                                         --------------
                        Commercial Mortgage Backed
                        Securities -- 9.9%
BBB         10,000      CBA Mortgage Corp.,
                           Series 1993-C1, Class D,
                           7.76%, 12/25/03......................................              9,900,000
AA+          3,444      Central Life Assurance Co.,
                           Series 1994-1, Class A2,
                           8.90%, 12/31/20......................................              3,531,020
AAA        125,391      Credit Suisse First Boston Mortgage,
                           Series 1997, Class C-1,
                           04/20/22 (I/O)#......................................             12,468,678
                        DLJ Mortgage Acceptance Corp.,
                           Series 1998-3, Class 1A,
AAA         24,532         6.75%, 06/19/28......................................             24,605,264
AAA         24,723         6.50%, 09/19/28......................................             24,669,160
                        Merrill Lynch Mortgage Investments Inc.,
AAA         38,322         Series 1996-2, Class 2C,
                           11/21/28 (I/O).......................................              2,916,064
AAA         67,756         Series 1997-2, Class 2C,
                           12/10/29 (I/O).......................................              4,959,806
AAA         48,442         Series 1998-2, Class 2C,
                           02/15/30 (I/O).......................................              3,944,267
                        Morgan Stanley Capital Inc.,
AAA        115,967         Series 1998, Class X,
                           02/15/18 (I/O).......................................              7,315,563
AAA        100,367         Series 1998, Class C,
                           04/15/23 (I/O).......................................              4,524,418
AAA          5,200      PaineWebber Mortgage
                           Acceptance Corp.,
                           Series 1995-M1, Class A,
                           6.70%, 01/15/07#.....................................              5,305,460
                        Resolution Trust Corp.,
AA           8,050         Series 1994-C1, Class C,
                              8.00%, 06/25/26...................................              8,115,406
A            5,490         Series 1994-C2, Class D,
                              8.00%, 04/25/25...................................              5,503,375
AA           4,503      Salomon Brothers Mortgage
                           Acceptance Corp.,
                           Series 1997-TZH,
                           Class A1, 7.15%, 03/25/25#...........................              4,659,717
AAA         12,800      Structured Asset Securities
                           Corp., Series 1996-CFL,
                           Class B, 6.30%, 02/25/28.............................             12,890,424
                                                                                         --------------
                                                                                            135,308,622
                                                                                         --------------
                        Corporate Bonds -- 22.1%
                        Banking and Finance -- 12.3%
BBB         10,000      AT&T Corporation,
                           5.74%, 06/30/01......................................              9,686,582
A3           1,300      Amsouth Bancorporation,
                           6.75%, 11/01/25......................................              1,340,056
A-           5,000      Aristar Inc.,
                           7.25%, 06/15/01......................................              5,174,100
                        Associates Corp.,
AA-          5,000         6.68%, 07/25/00......................................              5,093,100
AA-          5,000         7.46%, 03/28/00......................................              5,117,450
BBB-         9,000      Capital One Bank Medium Term,
                           6.26%, 05/07/01......................................              8,986,666
A-          15,000      Donaldson, Lufkin & Jenrette,
                           5.625%, 02/15/16 ....................................             14,964,450
A+           6,750      Goldman Sachs Group LP,
                           6.20%, 12/15/00#.....................................              6,838,155
A3           5,000      Great Western Financial Corp.,
                           6.375%, 07/01/00 ....................................              5,053,500
                        Lehman Brothers Inc.,
A            8,000         6.75%, 09/24/01......................................              8,068,991
A           10,000         7.25%, 04/15/03......................................             10,236,462
A1           5,700      Meridian Bancorp Inc.,
                           6.625%, 06/15/00.....................................              5,783,231
AA-         10,715      Merrill Lynch & Co. Inc.,
                           5.75%, 11/12/02 .....................................             10,677,704
Aa3          3,800      Morgan Stanley Inc.,
                           5.75%, 02/15/01......................................              3,825,194
Aa2         10,000      NationsBank Corp.,
                           7.00%, 09/15/01 .....................................             10,390,400
A+           5,000      Prudential Funding Corp.,
                           6.00%, 05/11/01#.....................................              5,059,769
Aa3         12,500      Salomon Inc.,
                           6.625%, 11/30/00.....................................             12,742,000
                        Salomon Smith Barney Holdings Inc.,
Aa3         13,000         5.875%, 02/01/01.....................................             13,093,600
Aa3          3,600         7.00%, 05/15/00 .....................................              3,670,524
Aa3          1,925      Security Pacific Corp.,
                           11.00%, 03/01/01.....................................              2,137,184
A-          15,000      Transamerica Finance Corp.,
                           6.75%, 06/01/00......................................             15,192,150

                 See Notes to Consolidated Financial Statements.

=======================================================================================================
           Principal
            Amount                                                                            Value
Rating*      (000)                  Description                                             (Note 1))
=======================--------------------------------------------------------------------------------
                        Corporate Bonds (cont'd)
                        Banking and Finance
A2      $    5,000      Union Planters National Bank,
                           6.76%, 10/30/01......................................         $    5,150,125
                                                                                         --------------
                                                                                            168,281,393
                                                                                         --------------
                        Industrial -- 3.1%
BBB          7,500      Erac Usa Finance Co.,
                           7.00%, 06/15/00#.....................................              7,533,618
A1          10,000      Ford Motor Credit Co.,
                           6.18%, 12/27/01......................................             10,204,300
BBB-         6,000      RJR Nabisco Brands Inc.,
                           8.00%, 07/15/01......................................              6,026,100
                        Sears Roebuck & Co.,
A2           4,250         6.50%, 06/15/00......................................              4,315,153
A2           5,000         7.29%, 04/24/00......................................              5,105,598
Baa1         3,500      Tenneco Credit Corp.,
                           8.075%, 10/01/02.....................................              3,649,415
BBB+         4,550      WMX Technologies Inc.,
                           7.125%, 06/15/01.....................................              4,677,575
                                                                                         --------------
                                                                                             41,511,759
                                                                                         --------------
                        Utilities -- 1.1%
BBB          9,000      Pacificorp Holdings Inc.,
                           6.75%, 04/01/01#.....................................              9,179,550
BBB+         5,000      Potomac Capital Corp.,
                           6.73%, 08/09/99#.....................................              5,022,600
                                                                                            -----------
                                                                                             14,202,150
                                                                                            -----------
                        Yankee -- 5.6%
                        African Development Bank,
Aa1          5,000         7.75%, 12/15/01......................................              5,302,048
Aaa          3,350         8.625%, 05/01/01.....................................              3,585,748
BBB-         3,000      Colombia (Republic of),
                           8.00%, 06/14/01......................................              2,865,000
BBB-        15,000      Empresa Electric Guacolda,
                           7.60%, 04/30/01#.....................................             14,379,954
A            4,000      Household Finance Corp.,
                           7.45%, 04/01/00......................................              4,079,960
A+          18,000      Quebec (Province of),
                           9.125%, 08/22/01.....................................             19,425,600
BBB-        12,000      Transpatadora de Gas,
                           10.25%, 04/25/01.....................................             12,240,000
N/R         15,000      US Remittance Master Trust,
                           7.57%, 01/01/01#.....................................             14,957,813
                                                                                         --------------
                                                                                             76,836,123
                                                                                         --------------
                        Asset-Backed Securities -- 9.1%
N/R          3,977@     Amresco Securitized Interest,
                           Series 1996-1, Class A,
                           8.10%, 04/26/26#.....................................              3,855,071
Aaa         22,687      Brazos Student Finance Corp.,
                           Series 1998-A, Class A,
                           06/01/06 ............................................             22,456,323
                        Broad Index Secured Trust Offering,
Baa2        10,000         6.58%, 03/26/01#.....................................              9,889,518
Baa2        10,000         7.14%, 09/09/01 .....................................              9,885,000
AAA         13,266      Chase Manhattan Grantor Trust,
                           Series 1996-B, Class A,
                           6.61%, 09/15/06......................................             13,382,364
AAA         35,000@     Citibank Credit Card Trust,
                           Series 1996-1, Class A,
                           5.79%, 02/07/03 .....................................             31,281,250
N/R         6,028       Global Rated Eligible Asset,
                           Series 1998-1, Class A,
                           7.33%, 09/15/07#/##..................................              4,184,940
AAA          1,394      NationsBank Auto Grantor Trust,
                           Series 1995-A, Class A,
                           5.85%, 06/15/02......................................              1,396,626
A           10,000      Newcourt Equipment Trust,
                           Series 1998-1, Class B,
                           5.97%, 04/20/05......................................              9,934,375
AAA          5,750      Standard Credit Card Master Trust,
                           Series 1995-3, Class A,
                           7.85%, 02/07/02 .....................................              5,935,082
                        Structured Mortgage Asset,
                           Residential Trust,#/##
N/R         10,059         Series 1997-2,
                           8.24%, 03/15/06......................................              6,085,609
N/R         11,017         Series 1997-3,
                           8.57%, 04/15/06......................................              6,095,543
                                                                                         --------------
                                                                                            124,381,701
                                                                                         --------------
                        Stripped Mortgage-Backed
                           Securities -- 6.7%
AAA          2,082      Bear Stearns Secured Investments,
                           12/01/18 (P/O).......................................              2,657,353
                        Collateralized Mortgage Securities Corp.,
AAA          1,042         Series 1990-5, Class 5-L,
                           09/20/20 (I/O).......................................                 31,603
AAA          2,691         Series 1991-9, Class M,
                           11/20/21 (I/O).......................................                411,730
                        Federal Home Loan Mortgage Corp.,
            13,971         Series G-3, Class G-3-S,
                              04/25/19 (I/O)....................................                595,706
             4,565         Series 113, Class 113-M,
                              05/15/21 (I/O)....................................              1,074,979
            10,774         Series 181, Class 181-F,
                              08/15/21 (I/O)....................................              1,469,118
               899         Series 1125, Class 1125-F,
                              08/15/21 (I/O)....................................                234,081
                19         Series 1185, Class 1185-C,
                              12/15/06 (I/O)....................................                297,716
                22         Series 1283, Class 1283-X,
                              06/15/22 (I/O)....................................                625,667
               572         Series 1338, Class 1338-Q,
                              08/15/07 (P/O)....................................                509,273
             4,700         Series 1360, Class 1360-PT,
                              12/15/17 (I/O)....................................                304,521

                 See Notes to Consolidated Financial Statements.

=======================================================================================================
           Principal
            Amount                                                                            Value
Rating*      (000)                  Description                                             (Note 1))
=======================--------------------------------------------------------------------------------
                        Stripped Mortgage-Backed
                           Securities (cont'd)
           $ 4,700         Series 1378, Class 1378-DA,
                              01/15/18 (I/O)....................................         $      605,651
             2,230         Series 1388, Class 1388-G,
                              05/15/06 (I/O)....................................                340,156
             2,668         Series 1404, Class 1404-E,
                              01/15/06 (I/O)....................................                248,687
             6,094         Series 1422, Class 1422-IB,
                              11/15/07 (I/O)....................................                895,624
             9,588         Series 1506, Class 1506-SA,
                              01/15/05 (I/O)....................................                111,217
            16,652         Series 1605, Class 1605-S,
                              08/15/06 (I/O)....................................                373,670
            12,824         Series 1621, Class 1621-SJ,
                              10/15/20 (I/O)....................................                438,442
            18,072         Series 1640, Class 1640-SD,
                              12/15/00 (I/O)....................................                268,726
             5,868         Series 1662, Class 1662-PO,
                              01/15/09 (P/O)....................................              4,861,679
               864         Series 1664, Class 1664-C,
                              11/15/23 (P/O)....................................                841,766
             3,271         Series 1721, Class 1721-OC,
                              05/15/24 (P/O)....................................              2,215,206
            52,664         Series 1790, Class 1790-D,
                              11/15/23 (I/O)....................................              2,080,234
             5,416         Series 1849, Class 1849-EL,
                              12/15/08 (I/O)....................................              1,045,205
             5,044         Series 1870, Class 1870-PA,
                              08/15/01 (P/O)....................................              4,642,344
            13,835         Series 1950, Class 1950-SA,
                              10/15/22 (I/O)....................................                152,188
            30,859         Series 2056, Class 2056-IB,
                              04/15/21 (I/O)....................................              3,548,785
                        Federal National Mortgage Association,
             2,338         Trust 3, Class 1, 02/01/17 (P/O).....................              1,989,134
             2,090         Trust 5, Class 1, 09/25/07 (P/O).....................              1,802,022
             1,452         Trust 25, Class 2,
                              02/25/13 (I/O)....................................                139,704
            10,785         Trust 25, Class 2,
                              02/25/13 (I/O)....................................              1,037,729
               945         Trust 60, Class 1,
                              01/01/19 (P/O)....................................                793,916
             1,200         Trust 1990-76, Class 76-N,
                              07/25/20 (I/O)....................................                 30,568
             1,500         Trust 1990-106, Class 106-K,
                              09/25/20 (I/O)....................................                240,094
               387         Trust 1991-G44, Class G44-H,
                              11/25/21 (P/O)....................................                368,284
             1,650         Trust 1991-G46, Class G46-K,
                              12/25/09 (I/O)....................................                309,967
               660         Trust 1991-29, Class 29-J,
                              04/25/21 (I/O)....................................                204,991
             1,900         Trust 1991-80, Class 80-Q,
                              07/25/21 (I/O)....................................                570,300
               646         Trust 1991-167, Class 167-B,
                              10/25/17 (P/O)....................................                537,220
             1,365         Trust 1991-167, Class 167-E,
                              10/25/17 (P/O)....................................                757,688
             2,671         Trust G1992-5, Class 5-E,
                              01/25/22 (I/O)....................................                769,091
             9,875         Trust 1992-G45, Class G45-2,
                              08/25/22 (I/O)....................................              2,226,743
                39         Trust 1992-18, Class 18-JA,
                              11/25/05 (I/O)....................................              2,480,528
                29         Trust 1993-152, Class 152-D,
                              08/25/23 (P/O)....................................                 28,828
            35,041         Trust G1993-31, Class 31-PS,
                              08/25/18 (I/O)....................................              1,343,110
             3,045         Trust 1993-48, Class 48-B,
                              04/25/08 (P/O)....................................              2,644,421
            22,870         Trust 1993-82, Class 82-SA,
                              05/25/23 (I/O)....................................                856,921
               780         Trust 1993-151, Class 151-E,
                              05/25/23 (P/O)....................................                751,493
            43,588         Trust 1993-202, Class 202-SL,
                              11/25/23 (I/O)....................................              2,257,431
             1,162         Trust 1993-222, Class 222-B,
                              07/25/22 (P/O)....................................              1,144,198
            19,025         Trust 1993-240, Class 240-PS,
                              09/25/12 (I/O)....................................                463,831
            16,999         Trust 1993-257, Class 257-A,
                              06/25/23 (P/O)....................................             15,910,852
            12,244         Trust 1994-8, Class 8-G,
                              11/25/23 (P/O)....................................             10,695,664
             4,703         Trust 1994-53, Class 53-EA,
                              11/25/23 (P/O)....................................              4,016,853
             7,300         Trust 1996-24, Class 24-SB,
                              10/25/08 (I/O)....................................              1,530,080
             9,471         Trust 1996-40, Class 40-SG,
                              03/25/09 (I/O)....................................              1,969,889
             5,121         Trust 1996-54, Class 54-SM,
                              09/25/23 (I/O)....................................                259,260
            63,334         Trust 1997-35, Class 35-SB,
                              03/25/09 (I/O)....................................              1,859,848
            37,338         Trust 1997-37, Class 37-SX,
                              08/18/18 (I/O)....................................                374,067
             4,657      Merrill Lynch Trust,
                           Series 43, Class F,
                              08/27/15 (I/O)....................................                461,050
                                                                                         --------------
                                                                                             91,707,102
                                                                                         --------------
                        U.S. Government and
                        Agency Securities -- 27.8%
                        U.S. Treasury Bonds,
            71,000         3.625%, 04/15/28 (CPI)...............................             69,826,604
            35,000+        6.125%, 11/15/27.....................................             39,177,950
                        U.S. Treasury Notes,
           150,000+        4.50%, 09/30/00......................................            149,671,500
             3,050         5.375%, 01/31/00.....................................              3,072,875
             4,180         5.750%, 09/30/99.....................................              4,213,315
            13,575+        6.125%, 08/15/07.....................................             14,826,479
            30,000         6.50%,10/15/06.......................................             33,276,600

                 See Notes to Consolidated Financial Statements.

=======================================================================================================
           Principal
            Amount                                                                            Value
Rating*      (000)                  Description                                             (Note 1))
=======================--------------------------------------------------------------------------------
                        U.S. Government and
                        Agency Securities (cont'd)
          $ 70,555      Government Trust Certificates,
                           Israel Trust, Zero Coupon,
                           11/15/00.............................................         $   64,403,486
                                                                                         --------------
                                                                                            378,468,809
                                                                                         --------------
                        Taxable Zero Coupon Bonds -- 13.5%
                        U.S. Treasury Receipt,
          187,000 +        05/15/01.............................................            167,838,110
            17,600         08/15/00.............................................             16,354,448
                                                                                         --------------
                                                                                            184,192,558
                                                                                         --------------
                        Taxable Municipal Bonds -- 2.0%
AAA          1,000      Kern County California Pension
                           Obligation, 6.27%, 08/15/01..........................              1,024,740
AAA          2,035      Long Beach California Pension
                           Obligation, 6.45%, 09/01/01..........................              2,095,073
AAA          6,000      Los Angeles County
                           California Pension Obligation,
                           Series D, 6.38%, 06/30/01............................              6,157,260
                        New York City, G.O., Series 1,
A-           5,000         6.40%, 03/15/01......................................              5,091,200
A-           5,000         7.24%, 04/15/01......................................              5,183,100
Baa1         1,000      New York State Environmental
                           Facility Auth.,Series A,
                           6.62%, 03/15/01 .....................................              1,023,760
Baa1         3,345      New York State Housing
                           Finance Agency, Series B,
                           7.14%, 09/15/02......................................              3,513,153
Baa1         2,000      New York State Urban Development
                           Corp., Series B,
                            6.90%, 04/01/01.....................................              2,060,060
AA           1,000      St. Joseph's Health System
                           California, Series A,
                           7.02%, 07/01/01......................................              1,037,910
                                                                                         --------------
                                                                                             27,186,256
                                                                                         --------------
                        Stripped Money Market
                        Instruments -- 7.7%
AAA         65,000      Aim Prime Money Market Portfolio,
                           Zero Coupon, 01/02/01................................             59,414,030
A           50,000      Goldman Sachs Money Market,
                           Zero Coupon, 01/02/01................................             45,685,550
                                                                                         --------------
                                                                                            105,099,580
                                                                                         --------------

            Nominal
            Amount
             (000)
            -------
                        Call Options Purchased -- 0.8%
                        Interest Rate Swap,
        $  200,000         5.60% over 3 month LIBOR,
                              expires 08/07/00..................................              6,808,020
           103,000         5.85% over 3 month LIBOR,
                              expires 08/07/00..................................              4,493,365
                                                                                         --------------
                                                                                             11,301,385
                                                                                         --------------
                        Total long-term investments
                           (cost $1,702,216,362)................................          1,720,141,270
                                                                                         --------------

                        SHORT-TERM INVESTMENT -- 4.9%............................
                        Discount Note
        $   67,375      Federal Home Loan
                           Mortgage Corp., 4.68%,
                           01/04/99 (cost $67,374,725)..........................         $   67,374,725
                                                                                         --------------
                        Total investments before
                           call option written and
                           investments sold short - 131.0%
                           (cost $1,769,591,087)................................          1,787,515,995
                                                                                         --------------

            Nominal
            Amount
             (000)
            -------
                         Call Option Written -- (0.5%)
        $ (320,000)      Interest Rate Swap,
                              3 month LIBOR over 5.25%,
                              expires 08/10/99
                           (premium received $1,960,000)........................             (7,105,280)
                                                                                         --------------

           Principal
            Amount
             (000)
           ---------
                         Investments Sold Short -- (4.2%)
        $  (10,000)     U.S. Treasury Bonds,
                              5.50%, 08/15/28...................................            (10,467,200)
                        U.S. Treasury Notes,
           (19,800)        4.70%, 11/15/08......................................            (19,954,638)
           (25,000)        5.625%, 05/15/08.....................................            (26,675,750)
                                                                                         --------------
                        Total investments sold short
                           (proceeds $57,055,239) ..............................            (57,097,588)
                                                                                         --------------
                        Total investments net of
                           call option written and
                           investments sold short -- 126.3%.....................          1,723,313,127
                        Liabilities in excess of other
                           assets -- (26.3%)....................................           (359,191,577)
                                                                                         --------------
                        NET ASSETS -- 100%......................................         $1,364,121,550
                                                                                         ==============

----------
*     Using the higher of Standard & Poor's or Moody's rating.
#     Private placements restricted as to resale.
##    Illiquid securities represent 0.92% of portfolio assets.
+ Partial principal amount pledged as collateral for reverse repurchase agreements.
++    Includes mortgage dollar roll of $12,240,000, see Note 4.
@     Partial principal amount pledged as collateral for futures transactions.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
ARM   -- Adjustable Rate Mortgage.
CMO   -- Collateralized Mortgage Obligation.
CPI   -- Consumer Price Index.
G.O.  -- General Obligation Bond.
I     -- Denotes a CMO with Interest Only characteristics.
I/O   -- Interest Only.
LIBOR -- London InterBank Offer Rate.
P     -- Denotes a CMO with Principal Only characteristics.
P/O   -- Principal Only.
REMIC -- Real Estate Mortgage Investment Conduit.
TBA   -- To be allocated.
--------------------------------------------------------------------------------

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Consolidated Statement of
Assets and Liabilities
December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Assets
Investments, at value
  (cost $1,769,591,087) (Note 1) ........................       $ 1,787,515,995
Cash ....................................................                37,947
Deposits with brokers as collateral
  for investments sold short (Note 1) ...................            57,334,250
Interest receivable .....................................            13,966,496
Unrealized appreciation on interest rate swaps
  (Notes 1 & 3) .........................................               887,854
Receivable for investments sold .........................               203,256
                                                                ---------------
                                                                  1,859,945,798
                                                                ---------------

Liabilities
Reverse repurchase agreements (Note 4) ..................           262,093,500
Payable for investments purchased .......................           155,195,718
Investments sold short, at value
  (proceeds $57,055,239) (Note 1) .......................            57,097,588
Call option written, at value
  (premium received $1,960,000) (Note 1) ................             7,105,280
Interest rate caps, at value
  (unamortized premium $1,035,412) (Note 1) .............             5,535,775
Dividends payable .......................................             4,728,953
Investment advisory fee payable (Note 2) ................               467,609
Due to broker-variation margin ..........................               158,338
Administration fee payable (Note 2) .....................               116,902
Other accrued expenses ..................................             3,324,585
                                                                ---------------
                                                                    495,824,248
                                                                ---------------
                                                                $ 1,364,121,550
                                                                ===============

Net Assets Net assets were comprised of:
  Common stock, at par (Note 5) .........................             1,420,106
  Paid-in capital in excess of par ......................         1,335,382,179
                                                                ---------------
                                                                  1,336,802,285
  Undistributed net investment income ...................            80,956,067
  Accumulated net realized loss .........................           (60,050,913)
  Net unrealized appreciation ...........................             6,414,111
                                                                ---------------
  Net assets, December 31, 1998 .........................       $ 1,364,121,550
                                                                ===============
Net asset value per share:
  ($1,364,121,550 / 142,010,583 shares of
  common stock issued and outstanding) ..................       $          9.61
                                                                ===============

--------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Consolidated Statement of Operations
For the Six Months Ended
December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest (net of premium amortization
    of $351,689 and interest expense
    of $7,717,152) ...........................................     $ 41,446,341
                                                                   ------------

Expenses
  Investment advisory ........................................        2,759,929
  Administration .............................................          695,829
  Custodian ..................................................          135,500
  Reports to shareholders ....................................          118,500
  Audit ......................................................           75,000
  Transfer agent .............................................           50,500
  Directors ..................................................           47,000
  Legal ......................................................           40,000
  Miscellaneous ..............................................          120,445
                                                                   ------------
    Total operating expenses .................................        4,042,703
                                                                   ------------
  Net investment income before excise tax ....................       37,403,638
  Excise tax .................................................        2,889,840
                                                                   ------------
  Net investment income ......................................       34,513,798
                                                                   ------------
Realized and Unrealized Gain (Loss) on
  Investments (Note 3)
Net realized gain (loss) on:
  Investments ................................................        9,819,532
  Short sales ................................................       (4,768,082)
  Options ....................................................          (90,792)
  Swaps ......................................................        2,740,107
  Futures ....................................................        5,719,359
                                                                   ------------
                                                                     13,420,124
                                                                   ------------

Net change in unrealized appreciation (depreciation) on:
  Investments ................................................        6,882,696
  Short sales ................................................          (42,349)
  Options written ............................................       (6,337,816)
  Interest rate caps .........................................       (2,389,115)
  Swaps ......................................................        1,778,637
  Futures ....................................................       (1,761,987)
                                                                   ------------
                                                                     (1,869,934)
                                                                   ------------
Net gain on investments ......................................       11,550,190
                                                                   ------------
Net Increase in Net Assets
  Resulting from Operations ..................................     $ 46,063,988
                                                                   ============

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Consolidated Statement of Cash Flows
For the Six Months Ended
December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
Cash flows provided by operating activities:
  Interest received, net of interest purchased ..........       $    47,316,191
  Operating expenses and excise taxes paid ..............            (4,118,439)
  Interest expense paid .................................            (7,717,152)
  Purchases of short-term portfolio investments .........           (62,544,725)
  Purchases of long-term portfolio investments ..........        (1,484,548,461)
  Proceeds from disposition of long-term
     portfolio investments ..............................         1,366,439,958
  Other .................................................                81,829
                                                                ---------------
  Net cash flows used for operating
    activities ..........................................          (145,090,799)
                                                                ---------------
Cash flows provided by financing activities:
    Increase in reverse repurchase agreements ...........           173,617,125
    Cash dividends paid .................................           (28,701,029)
                                                                ---------------
Net cash flows provided by financing
    activities ..........................................           144,916,096
                                                                ---------------
Net decrease in cash ....................................              (174,703)
Cash at beginning of period .............................               212,650
                                                                ---------------
Cash at end of period ...................................       $        37,947
                                                                ===============

Reconciliation of Net Increase in Net Assets
Resulting from Operations to Net Cash Flows
Used For Operating Activities

Net increase in net assets resulting from
  operations ............................................       $    46,063,988
                                                                ---------------
Increase in investments .................................          (327,153,562)
Net realized gain .......................................           (13,420,124)
Decrease in unrealized appreciation .....................             1,869,934
Increase in unrealized appreciation on
  interest rate swaps ...................................            (1,778,637)
Increase in interest receivable .........................            (1,495,613)
Decrease in receivable for investments sold .............             1,980,213
Increase in deposits with brokers .......................           (55,969,250)
Decrease in other assets ................................                81,829
Increase in payable for investments purchased ...........           132,792,134
Increase in written options .............................             4,196,559
Increase in interest rate caps ..........................             2,389,115
Increase in payable for investments sold short ..........            57,097,588
Increase in broker-variation margin .....................             5,440,923
Increase in accrued expenses and other
  liabilities ...........................................             2,814,104
                                                                ---------------
  Total adjustments .....................................          (191,154,787)
                                                                ---------------
Net cash flows used for operating
  activities ............................................       $  (145,090,799)
                                                                ===============

--------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Consolidated Statements of Changes
in Net Assets (Unaudited)
--------------------------------------------------------------------------------

                                           Six Months                Year
                                             Ended                   Ended
                                           December 31,             June 30,
                                              1998                    1998
                                         ---------------        ---------------
Increase (Decrease) in
  Net Assets
Operations:
  Net investment income ..........       $    34,513,798        $    79,169,447
  Net realized gain (loss) .......            13,420,124            (11,277,607)
  Net change in unrealized
    appreciation .................            (1,869,934)            47,130,742
                                         ---------------        ---------------
Net increase
  in net assets resulting
  from operations ................            46,063,988            115,022,582
Dividends from net
  investment income ..............           (33,102,443)           (56,747,022)
                                         ---------------        ---------------
Total increase ...................            12,961,545             58,275,560

Net Assets

Beginning of period ..............         1,351,160,005          1,292,884,445
                                         ---------------        ---------------
End of period ....................       $ 1,364,121,550        $ 1,351,160,005
                                         ===============        ===============

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Consolidated Financial Highlights (Unaudited)
--------------------------------------------------------------------------------

                                            Six Months
                                               Ended                                    Year Ended June 30,
                                            December 31,      --------------------------------------------------------------------
                                                1998             1998           1997           1996          1995          1994
                                             ----------       ----------     ----------     ----------    ----------    ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .....   $     9.51       $     9.10     $     8.68     $     8.72    $     8.32    $     9.62
                                             ----------       ----------     ----------     ----------    ----------    ----------
  Net investment income (net of $0.08,
    $0.21, $0.25, $0.22, $0.27 and
    $0.12 respectively, of interest
    expense) .............................         0.24             0.56           0.62           0.58          0.61          0.64
  Net realized and unrealized gain (loss)          0.09             0.25           0.20          (0.17)         0.42         (1.23)
                                             ----------       ----------     ----------     ----------    ----------    ----------
Net increase (decrease) from investment
  operations .............................         0.33             0.81           0.82           0.41          1.03         (0.59)
                                             ----------       ----------     ----------     ----------    ----------    ----------
Dividends from net investment income .....        (0.23)           (0.40)         (0.40)         (0.45)        (0.63)        (0.71)
                                             ----------       ----------     ----------     ----------    ----------    ----------
Net asset value, end of period* ..........   $     9.61       $     9.51     $     9.10     $     8.68    $     8.72    $     8.32
                                             ==========       ==========     ==========     ==========    ==========    ==========
Market value, end of period* .............   $     9.00       $     8.81     $     8.13     $     7.63    $     7.50    $     8.00
                                             ==========       ==========     ==========     ==========    ==========    ==========
TOTAL INVESTMENT RETURN+ .................         4.80%           13.59%         12.07%          7.83%         1.61%        (7.73)%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ......................         0.59%++          0.59%          0.63%          0.64%         0.63%         0.67%
Net investment income ....................         5.02%++          5.96%          7.04%          6.57%         7.28%         6.97%

SUPPLEMENTAL DATA:
Average net assets (in thousands) ........   $1,364,950       $1,327,288     $1,261,766     $1,248,679    $1,181,411    $1,295,131
Portfolio turnover .......................           88%             307%           110%           216%          107%           91%
Net assets, end of period (in thousands) .   $1,364,122       $1,351,160     $1,292,884     $1,232,802    $1,238,389    $1,182,120
Reverse repurchase agreements outstanding,
  end of period (in thousands) ...........   $  262,094       $   88,476     $  595,783     $  352,757    $  489,335    $  395,559
Asset coverage+++ ........................   $    6,205       $   16,271     $    3,170     $    4,495    $    3,531    $    3,988

----------
* Net asset value and market value are published in The Wall Street Journal each Monday.
# The ratios of operating expenses, including interest expense, to average net assets were 1.71%++, 2.80%, 3.47%, 3.17%, 3.89% and 1.98%, for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise taxes, to average net assets were 2.13%++, 2.95%, 3.53%, 3.17%, 3.89% and 1.99% for the periods indicated
      above, respectively.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the periods reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for a period of less than one year is not annualized.
++    Annualized.
+++   Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the unaudited operating performance for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
The BlackRock 2001 Term Trust Inc.
Notes to Consolidated Financial Statements
(Unaudited)
--------------------------------------------------------------------------------

Note 1. Organization & Accounting Principles

The BlackRock 2001 Term Trust Inc. (the "Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The investment objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      On October 17, 1997, the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BLK Subsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary after elimination of all intercompany transactions and balances.

      The following is a summary of significant accounting policies followed by the Trust:

Securities Valuation: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determine that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short posi-tion or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Swap Options: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the swap option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

      Swap options may be used by the Trust to manage the duration of the Trust's portfolio reflecting the view of the Trust's management in the direction of interest rates.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

Interest Rate Swaps: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

Interest Rate Caps: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

      Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

Interest Rate Floors: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

      Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short-term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

      Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes discount on securities purchased using the interest method. Expenses are recorded on the accrued basis which may require the use of certain estimates by management.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amount.

Dividends and Distributions: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors Inc., an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Mitchell Hutchins Asset Management Inc. (the "Administrator"), a wholly-owned subsidiary of PaineWebber Incorporated.

      The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the six months ended December 31, 1998 aggregated $1,682,244,731 and $1,414,377,594, respectively.

      The Trust may invest up to 40% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1998, the Trust held 0.92% of its portfolio assets in illiquid securities all of which were restricted as to resale.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Securities, Inc.

      The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as the basis for financial reporting and accordingly, net unrealized appreciation for federal income tax purposes was $6,414,111 (gross unrealized appreciation--$74,894,227; gross unrealized depreciation--$68,480,116).

      Details of open financial futures contracts at December 31, 1998 are as follows:

                                                       Value at            Value at       Unrealized
Number of                             Expiration         Trade            December 31,   Appreciation
Contracts                Type            Date             Date               1998       (Depreciation)
---------                ----         ----------         -----            ------------   ------------
Short position:
   (106)             5 Yr. T-Note      Mar. 1999      $(12,131,833)      $(12,014,438)    $  117,395
Long position
   1,280            30 Yr. T-Bond      Mar. 1999       166,388,054        163,560,000      (2,828,054)
                                                                                          -----------
                                                                                          $(2,710,659)
                                                                                          ===========

      Details of open interest rate caps at December 31, 1998 are as follows:

 Notional                                                                          Value at
  Amount         Fixed           Floating        Termination    Unamortized       December 31,     Unrealized
  (000)           Rate             Rate             Date           Cost              1998         Depreciation
  ------         -----           --------        -----------    -----------       ------------    ------------
Purchased:
$ 120,000         6.00%        3 month LIBOR      02/19/02      $ 2,044,567      $   681,720      $(1,362,847)
  Sold:
 (300,000)      3 Yr. CMT      3 month LIBOR      08/08/01       (1,959,301)      (3,814,821)      (1,855,520)
 (200,000)      3 Yr. CMT      3 month LIBOR      08/12/01       (1,120,678)      (2,402,674)      (1,281,996)
                                                                                 -----------      -----------
                                                                                 $(5,535,775)     $(4,500,363)
                                                                                 ===========      ===========

      Details of open interest rate swaps at December 31, 1998 are as follows:

Notional                                                Fixed                         Unrealized
Amount                              Floating           Floating      Termination     Appreciation
(000)              Type               Rate               Rate            Date       (Depreciation)
-----              ----               ----               ----        -----------    --------------
Purchased:
$ 509,250      Interest Rate          6.37%         2 Yr. Forward      07/27/00      $ 18,519,844
   85,000      Floating Rate      3 Mo. T-Bill       3 Mo. LIBOR       09/10/03          (408,000)
                                   +80.25 bps
   80,000      Floating Rate      3 Mo. T-Bill       3 Mo. LIBOR       09/10/03          (306,661)
                                   +81.75 bps
   50,000         Basis           3 Mo. T-Bill       3 Mo. LIBOR       09/18/03          (145,000)
   Sold:
 (350,000)     Interest Rate          6.42%         3 Yr. Forward      07/27/01       (16,772,329)
                                                                                     ------------
                                                                                     $    887,854
                                                                                     ============

Note 4. Borrowings

Reverse Repurchase Agreements: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of the reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high-grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

      The average daily balance of reverse repurchase agreements outstanding during the six months ended December 31, 1998, was approximately $285,681,591 at a weighted average interest rate of approximately 4.27%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year, was $320,730,000 as of September 30, 1998, which was 23.21% of total assets.

Dollar Rolls: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

      The average monthly balance of dollar rolls outstanding during the six months ended December 31, 1998, was approximately $12,846,620. For the six months ended December 31, 1998 the maximum amount of dollar rolls outstanding at any month end was $14,590,875 as of the close of August 31, 1998, which was 1.03% of total assets.

Note 5. Capital There are 200 million shares of $.01 par value common stock authorized. Of the 142,010,583 common shares outstanding at December 31, 1998, the Adviser owned 10,583 shares.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock Financial Management, Inc. at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Year 2000 Readiness Disclosure. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The BlackRock 2001 Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about June 30, 2001 while providing high monthly income.

Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

What Can the Trust Invest In?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB") or determined by the Adviser to be of equivalent credit quality. Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

What is the Adviser's Investment Strategy?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2001. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interest of shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Interest-Only Securities (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BLK) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

Corporate Debt Securities. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Zero Coupon Securities. Such securities receive no cash flows prior to maturity, therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. Investing in these securities involves special risks.

Non-U.S Securities. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 2001 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

Adjustable Rate Mortgage-
Backed Securities (ARMs):           Mortgage instruments with interest rates
                                    that adjust at periodic intervals at a fixed amount relative to the market levels of interest rates as reflected in specified indexes. ARMs are backed by mortgage loans secured by real property.

Asset-Backed Securities:            Securities backed by various types of
                                    receivables such as automobile and credit card receivables.

Closed-End Fund:                    Investment vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Collateralized
Mortgage Obligations (CMOs):        Mortgage-backed securities which separate
                                    mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

Commercial Mortgage
Backed Securities (CMBS):           Mortgage-backed securities secured or backed
                                    by mortgage loans on commercial properties.

Discount:                           When a fund's net asset value is greater
                                    than its stock price, the fund is said to be trading at a discount.

Dividend:                           Income generated by securities in a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment:              Shareholders may elect to have all dividends
                                    and distributions of capital gains
                                    automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

Government Securities:              Securities issued or guaranteed by the U.S.
                                    government, or one of its agencies or
                                    instrumentalities, such as GNMA (Government
                                    National Mortgage Association), FNMA
                                    (Federal National Mortgage Association) and
                                    FHLMC (Federal Home Loan Mortgage
                                    Corporation).

Interest-Only
Securities (I/O):                   Mortgage securities including CMBS that
                                    receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIP.

Inverse-Floating
Rate Mortgages:                     Mortgage instruments with coupons that
                                    adjust at periodic intervals according to a formula which sets inversely with a market level interest rate index.

Market Price:                       Price per share of a security trading in the
                                    secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Mortgage Dollar Rolls:              A mortgage dollar roll is a transaction in
                                    which the Trust sells mortgage-backed
                                    securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date.
                                    During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs:             Mortgage-backed securities issued by Fannie
                                    Mae, Freddie Mac or Ginnie Mae.

Multiple-Class
Pass-Throughs:                      Collateralized Mortgage Obligations.

Net Asset Value (NAV):              Net asset value is the total market value of
                                    all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The Wall Street Journal each
                                    Monday.

Principal-Only
Securities (P/O):                   Mortgage securities that receive only the
                                    principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIP.

Project Loans:                      Mortgages for multi-family, low- to
                                    middle-income housing.

Premium: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals:                          Securities issued in connection with
                                    collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

Reverse Repurchase Agreements:      In a reverse repurchase agreement, the Trust
                                    sells securities and agrees to repurchase them at a mutually agreed date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

Stripped Mortgage Backed
Securities:                         Arrangements in which a pool of assets is
                                    separated into two classes that receive
                                    different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

---------
BlackRock
---------

Directors

Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

Officers

Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, NY 10019

Custodian and Transfer Agent

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

             This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

            The accompanying financial statements as of December 31, 1998 were not audited and accordingly, no opinion is expressed on them.

                       The BlackRock 2001 Term Trust Inc.
                   c/o Mitchell Hutchins Asset Management Inc.
                                   32nd Floor
                           1285 Avenue of the Americas
                               New York, NY 10019
                                 (800) 227-7BFM

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